Statutory Financial Data and Dividend Restrictions - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Statutory Accounting Practices [Line Items]
Statutory capital and surplus	$ 173,058	$ 202,130
Statutory net gain from operation	$ 34,435	$ 58,324
Statutory restrictions on dividend	In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year.
Ordinary dividend which can be paid without approval	$ 17,306